SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE  14A  INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed  by  the  Registrant   [  X  ]

Filed  by  a  Party  other  than  the  Registrant  [    ]

Check  the  appropriate  box:
[    ]     Preliminary  Proxy  Statement
[    ]     CONFIDENTIAL,  FOR  USE  OF THE COMMISSION ONLY (as permitted by Rule
14a-6(c)(2))
[  X  ]     Definitive  Proxy  Statement
[    ]     Definitive  Additional  Materials
[    ]     Soliciting  Material  Pursuant  to  Rule  14-a11(c)  or  Rule  14a-12


                            EXCHANGE BANCSHARES, INC.

                (Name of Registrant as Specified In the Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  item):
[  X  ]     No  fee  required

[    ]  Fee  computed  on  table below per Exchange Act Rules 14a-6(I)(1) and
        O-11
(1)     Title  of  each  class  of  securities  to  which  transaction  applies:

(2)     Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed  maximum  aggregate  value  of  transaction:

(5)     Total  fee  paid:

[    ]  Fee  paid  previously  with  preliminary  materials.

[    ]  Check item if any part of the fee is offset as provided by Exchange Act
        Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount  Previously  Paid:

(2)     Form,  Schedule  or  Registration  Statement  No:

(3)     Filing  Party:

(4)     Date  Filed:


                            EXCHANGE BANCSHARES, INC
                                 237 MAIN STREET
                             LUCKEY, OHIO 43443-0177
                                 (419) 833-3401

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 14, 2003


                                                APRIL  10,  2003
TO  THE  SHAREHOLDERS  OF
EXCHANGE  BANCSHARES,  INC.

     You are cordially invited to attend the Annual Meeting of Shareholders of Exchange Bancshares, Inc. to be held at Eastwood High School, 4900 Sugar Ridge Road, Pemberville, Ohio, on May 14, 2003 at 7:30 p.m., immediately following the 6:30 p.m. dinner for shareholders, local time, for purpose of considering and voting upon the following matters, as more fully described in the enclosed Proxy Statement.

PROPOSALS:

1. ELECTION OF DIRECTORS - To elect three Class II directors to serve until the 2006 annual meeting.
2. OTHER BUSINESS - To transact such other business which may properly come before the meeting or any adjournment of it.

     Shareholders of record at the close of business on March 12, 2003, will be entitled to vote the number of shares held in their names on that date.


We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. This proxy may be revoked prior to its exercise.


                                        By  Order  of  the  Board  of  Directors

                                        /s/  Jeffery  A.  Robb,  Sr.
                                        ______________________________
                                        Jeffery  A.  Robb,  Sr.
                                        President  and Chief Executive Officer


Your vote is important. Please mark, sign, date and mail the enclosed proxy form(s) whether or not you plan to attend the Annual Meeting. A return envelope is enclosed for your convenience.


                                 PROXY STATEMENT


                            EXCHANGE BANCSHARES, INC
                                 237 MAIN STREET
                             LUCKEY, OHIO 43443-0177
                                 (419) 833-3401


                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 2003

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Exchange Bancshares, Inc. (at times referred to herein as the "Company"). Proxies solicited by the board will be voted at Exchange Bancshares, Inc.'s Annual Meeting of Shareholders to be held on Wednesday, May 14, 2003 at 7:30 P.M., immediately following the 6:30 P.M. dinner at Eastwood High School, 4900 Sugar Ridge Road Pemberville, Ohio or at any adjournment or postponement thereof. This Proxy Statement, together with the Notice of Annual Meeting, Proxy, and Annual Report of Exchange Bancshares, Inc. for the fiscal year ended December 31, 2002, are first being mailed to shareholders on or about April 10, 2003. The Annual Report is not to be treated as part of the Proxy solicitation materials or as having been incorporated herein by reference.

ACTIONS  TO  BE  TAKEN  AT  THE  MEETING

     Shareholders  will  be  asked to take the following actions at the meeting:

(i) Elect three individuals to serve as directors for the term ending at the 2006 annual meeting.
(ii) To transact any other business that may properly come before the meeting or any adjournments thereof.

RECORD  DATE  AND  OUTSTANDING  SHARES

     If you were a shareholder of record at the close of business on March 12, 2003, you are entitled to vote at the annual meeting. The Company's outstanding stock consists solely of common stock, of which 586,644 were issued and outstanding at the close of business on the record date.

QUORUM

     When represented at the annual meeting in person or by proxy, a majority of the voting power of the Company will constitute a quorum. If a quorum is not present, a majority of the voting power present may adjourn the meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

VOTE  REQUIRED

     Each outstanding share of the Company common stock is entitled to one vote. Shareholders are not entitled to cumulate their votes in the election or removal of directors or otherwise.

     A plurality of votes cast is sufficient to elect directors, meaning the individuals receiving the greatest number of votes will be elected to serve as director.

VOTING,  REVOCATION  OF  PROXIES  AND  DISCRETIONARY  AUTHORITY

     When your proxy is properly executed and returned to the Company, your shares will be voted at the annual meeting in accordance with your directions. If you do not give directions, the shares will be voted FOR the election of the nominees identified herein. The proxy confers discretionary authority on the persons named therein to vote with respect to (i) the election of any person as a director where the nominee is unable to serve; (ii) matters incident to the conduct of the meeting; and (iii) any other business that may properly come before the meeting or any adjournments thereof.

     You  may  revoke  your  proxy  at  any  time  before  it  is  voted  by:

          attending the meeting and voting in person (but attendance will not by itself constitute revocation),

          filing with the Secretary another proxy duly executed and bearing a later date, or giving to the Secretary written notice of the proxy revocation at or before the meeting.

     If you decide to revoke your proxy, please give written notice of revocation to the Exchange Bancshares, Inc. (addressed to: 237 W. Main St., Box 177, Luckey, Ohio 43443 Attn: Proxy Committee).

ABSTENTIONS  AND  BROKER  NON-VOTES

     Shares represented by a proxy directing abstention on any proposal will not be voted on that proposal, but will be included in calculating the number of shares present at the annual meeting. For the election of directors, a plurality of votes cast is sufficient to elect directors. Abstentions and broker non-votes will therefore have no effect on the election of directors.

PERSONS  MAKING  THE  SOLICITATION

     The enclosed proxy is being solicited by Exchange Bancshares, Inc. and the cost of soliciting proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone or facsimile by directors, officers and employees of the Company who will receive no compensation in addition to their regular compensation.

VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF

     As of the March 12, 2003 record date, no person owns of record or is known by the Company to be the beneficial owner of more that 5% (five percent) of the Company common stock, except as may be indicated in the table below. The table to follow shows the beneficial ownership of the Company common stock on the record date by:

         each beneficial owner of more than 5% of the Company common stock (either directly or indirectly has or shares voting power or investment power over such security),

         each director and director nominee and each executive officer identified in the Summary Compensation Table below, and all  directors and executive officers of the Company as a group.


For purposes of this table, a person is considered to beneficially own any shares over which he or she exercises sole or shared investment power or of which he or she has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, voting power and investment power are exercised solely by the person named in the table or shared with members of his or her household. Shares deemed outstanding for purposes of computing "Percent of Common Stock" are calculated based on 586,644 shares outstanding. None of the principal holders has the right to acquire beneficial ownership of the Company common stock within 60 days.




NAME AND ADDRESS OF  NUMBER OF SHARES OF COMMON   PERCENT OF COMMON
BENEFICIAL OWNER. .  STOCK BENEFICIALLY OWNED(1)  STOCK OUTSTANDING

Joanne R Moran. . .                    35,695(2)              6.08%
4912 Skelly Drive
Toledo, OH 43623

(1) All shares are held of record with sole voting and investment power unless otherwise indicted. Beneficial Ownership numbers are as of December 31, 2002.
(2)  Includes  4,273  shares  owned  by  Mrs.  Moran's  husband

                                        NUMBER OF SHARES OF
NAME, POSITION(S) OF BENEFICIAL OWNER   COMMON STOCK           PERCENT OF COMMON
OR DIRECTOR                             BENEFICIALLY OWNED     STOCK OUTSTANDING

Cecil R. Adkins, Director. . . . . . . . .   3.564 (3)          0.61%
Norma J. Christen, Director. . . . . . . .  22,295              3.80%
Mark S. Derkin, Director . . . . . . . . .     274              0.05%
Donald P. Gerke, Director. . . . . . . . .   3,992 (8)          0.68%
David G. Marsh, Director . . . . . . . . .     949 (7)          0.16%
Edmund J. Miller, Director . . . . . . . .   3,345 (9)          0.57%
Joseph R. Hirzel, Director, Secretary. . .   3,223 (4)          0.55%
Rolland I. Huss, Director. . . . . . . . .  29,295 (5)          4.99%
Marion Layman, Chairman, Director. . . . .  14,817 (6)          2.53%
Jeffery A. Robb, Sr., CEO, President,. . .   1,429              0.24%
Director. . . . . . . . . . . . . . . .
Tom Funk, Vice President, Chief Financial        0                --
Officer

All Directors and Executive. . . . . . . .  83,183             14.18%
Officers as a Group (10 Persons)

(1) Directorships were with the Bank alone until 1993 and with the Bank and the Company since such date. Mr. Marsh was elected to the Company Board in 1994. Mr. Gerke and Mr. Miller were elected to the Company Board in 1995. Mrs. Christen was elected to the Company in 1996. Mr. Derkin became a director of the bank in 1994. The reorganization of the Bank as a subsidiary of the Holding Company was completed January 3, 1994.

(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial Ownership numbers are as of December 31, 2002.
(3)       Includes  3,047  shares  jointly  owned  with  Mr.  Adkins's  wife.
(4)       Includes  183  shares  owned  by  Mr.  Hirzel's  wife.
(5) Includes 599 shares owned by Mr. Huss's wife and 98 shares owned jointly with two grandchildren.
(6) Includes 9,329 shares owned by the Marion Layman Trust and 5,388 shares owned by the Naomi Layman Trust.
(7)       Owned  jointly  with  Mr.  Marsh's  wife.
(8)       Includes  3,801  shares  owned  by  The  Gerke  Family  Trust.
(9) Includes 589 owned jointly with 2 children, 1,245 owned jointly with wife and 388 owned by Mr. Miller's wife.

PROPOSAL  -  ELECTION  OF  DIRECTORS

     The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. At each annual meeting of shareholders, Directors chosen to succeed those whose terms have then expired are elected for a term of office expiring at the third succeeding annual meeting of the shareholders after their election. The Company currently has ten Directors, three Class I directors with terms expiring in 2005, three Class II directors with terms expiring in 2003 and four Class III directors with terms expiring in 2004. Although the Board of Directors has no reason to believe that any of the nominees will decline or be unable to serve as a director, should that occur the proxy holders will vote for such other person or persons as may be designated by the board.

     The terms of office of Cecil R. Adkins, Norma J. Christen, and Mark S. Derkin, the three Directors in Class II, will expire at the 2003 annual meeting of shareholders upon the election and qualification of their successors. Mr.
Adkins, Ms. Christen and Mr. Derkin, have all been nominated by the Board of Directors to serve additional three year terms. Under Section 1.12 of the Company's Regulations, shareholders desiring to nominate a candidate for election as Directors must deliver a written statement to the Board of Directors setting forth the candidate's name, qualification and background not less than 60 days prior to the meeting in question. No additional nominations have been received for the 2003 annual meeting.





NAME               AGE    DIRECTOR  TERM TO  PRINCIPAL OCCUPATION FOR
                           SINCE    EXPIRE   THE LAST FIVE YEARS
---------------------------------------------------------------------

CLASS  II  NOMINEES  FOR
THE  TERM  ENDING  IN  2006:


Cecil  R. Adkins    74   1989      2006    Mr. Adkins has served on the Board
                                           of  Directors  of  the  Bank  since
                                           1989  and  the  Company  since  1993
                                           He is self-employed  in  the
                                           manufactured  housing  industry  and
                                           a  developer.

Norma  J.  Christen 73   1996     2006     Ms.  Christen has served on the
                                           Board  of  Directors  of  the
                                           Company since 1996.  She has
                                           owned and operated a
                                           restaurant  since  1983.

Mark  S.  Derkin    54   2001     2006     Mr. Derkin has served on the Board
                                           of  Directors  of the Bank since
                                           1994 and the Company since 2001.
                                           Mr. Derkin is president and chief
                                           executive officer of Derkin & Wise,
                                           a Specialized Industrial Distributor.


The Board of Directors recommends that shareholders vote FOR the election of the nominees.

     In the election of directors, shareholders do not have cumulative voting rights. Without cumulative voting, the total number of votes that may be cast for any nominee may not exceed the number of shares that the shareholder is authorized to vote at the meeting. The persons receiving the greatest number of votes will be elected as Directors.

     Only votes in favor of a candidate are counted for such purpose, without any reduction for votes withheld from or cast against the particular candidate.

DIRECTORS  AND  EXECUTIVE  OFFICERS

     To the Company's knowledge, no director, officer or affiliate of the Company, owner of record or beneficially of more than 5% of the Company's common stock, or any associate of any such director, officer, affiliate of the Company or security holder, is an adverse party to the Company or any of its subsidiaries or has a material interest that is adverse to the Company or any of its subsidiaries.

     The following table sets forth information concerning the directors of the Company and the executive officers of the Company. Included in the table is information regarding each person's principal occupation or employment during the past five years.


 NAME              AGE     DIRECTOR  TERM TO   PRINCIPAL OCCUPATION FOR
                           SINCE     EXPIRE    THE LAST FIVE YEARS
--------------------------------------------------------------------------------

Cecil  R. Adkins     74     1989     2006   Mr. Adkins has served on the Board
                                            of  Directors  of  the  Bank
                                            since  1989  and  the  Company
                                            since  1993. He is self-employed
                                            in the  manufactured  housing
                                            industry and  a  developer.

Norma  J.  Christen  73     1996     2006   Ms.  Christen has served on the
                                            Board  of  Directors  of  the
                                            Company since 1996.  She has
                                            owned and operated a restaurant
                                            since  1983.

Mark  S.  Derkin     54     2001     2006   Mr. Derkin has served on the
                                            Board of Directors of the Bank
                                            since 1994 and the Company since
                                            2001. Mr. Derkin is president
                                            and chief executive officer of
                                            Derkin & Wise, a Specialized
                                            Industrial Distributor.

Donald  P.  Gerke    60     1995     2005   Mr. Gerke has served on the Board of
                                            Directors of the Bank since 1994
                                            and the Company since 1995. He is
                                            an educator, having taught high
                                            school mathematics and presently is
                                            an adjunct college instructor at
                                            Bluffton College.


Joseph R. Hirzel    65     1989     2004     Mr. Hirzel has served on the Board
                                             of Directors of the Bank since 1989
                                             and the Company since 1993. He is
                                             the Corporate Secretary of the
                                             Hirzel Canning Company and serves
                                             as Secretary of the Company.

Rolland  I.  Huss   73     1977     2004     Mr. Huss has served on the Board of
                                             Directors of the Bank since 1977
                                             and the Company since 1993. Mr.
                                             Huss is a farm owner and operator
                                             and serves as Chairman of the Bank.

Marion Layman       77     1962     2004     Mr. Layman has served on the Board
                                             of Directors of the Bank since 1962
                                             and the Company since 1993. Mr.
                                             Layman is Chairman Emeritus of The
                                             Exchange Bank and Chairman of the
                                             Company.


David  G.  Marsh    45     1994     2005     Mr.  Marsh has served on the Board
                                             of Directors of the Bank since 1993
                                             and the Company since 1994. Mr.
                                             Marsh is president of Brossia-Marsh
                                             Funeral Home, Inc.


Edmund J. Miller    60     1995     2005     Mr. Miller has served on the Board
                                             of Directors of the Company since
                                             1995 and the Bank since 1996. He
                                             is a television engineer with
                                             Cosmos Broadcasting, WTOL
                                             television.

Jeffery A. Robb, Sr. 53    2002     2004     Mr.  Robb has served on the Board
                                             of Directors of the Company since
                                             October 2002 and the Bank since
                                             July 2002. He is the retired
                                             Chairman of Robb, Dixon & Company,
                                             Certified Public Accountants. Mr.
                                             Robb currently serves as President
                                             and CEO of both the Company and the
                                             Bank. Mr. Robb is the President of
                                             Robb Companies, Inc., a family
                                             corporation, and is also a Director
                                             of CSB Bancorp, Inc. and Commercial
                                             & Savings Bank, Millersburg, Ohio.

Thomas  E.  Funk     48     N/A     N/A      Mr.  Funk has served as the Vice
                                             President, Treasurer and CFO of the
                                             Company since March 1, 2002.


     No family relationships exist between the Company's Directors, nominees and executive officers. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.


CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     The Company has engaged and intends to continue to engage in the lending of money through The Exchange Bank (the "Bank"), its wholly-owned subsidiary, to various directors and officers of the Company. These loans to such persons were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or other unfavorable features.

BOARD  OF  DIRECTORS  MEETINGS  AND  COMMITTEES

     The Board of Directors of the Company met 21 times during the year ended December 31, 2002. The Company has an Executive Committee consisting of Messrs. Adkins, Derkin, Hirzel, Layman, Marsh and Robb, which meet on call. Under Ohio law, the Committee has the powers to act between meetings of the Board on virtually all matters that the Board could act upon. The Executive Committee met eight (8) times during 2002. The Company's Regulatory Compliance Committee, formed in August 2002, met two (2) time in 2002 and consists of Messrs. Adkins, Derkin, Hirzel, Layman, Marsh and Robb.

     While he or she was serving as a director, each director attended more than 75% of the aggregate of (1) the total number of meetings of the board and (2) the total number of meetings held by all committees of the board on which he or she served in 2002.

     AUDIT COMMITTEE. The Audit Committee met 13 times to review the previous fiscal year, the scope of the audit and internal accounting procedures and controls. Members of the Audit Committee are Messrs. Derkin, Gerke and Marsh. The Company's board has adopted a written charter for the Audit Committee, which previously has been presented to the shareholders.

     AUDIT COMMITTEE INDEPENDENCE. All members of the Audit Committee are independent directors. None of the Directors, Messrs. Derkin, Gerke or Marsh have a relationship with the Company or the Bank that would interfere with the exercise of independent judgment in carrying out their responsibilities as director. None of them are or have for the past three years been employees of the Company or the Bank, and none of their immediate family members are or have for the past three years been executive officers of the Company or the Bank.

     AUDIT COMMITTEE REPORT. The Audit Committee of the Board of Directors of the Company is composed of three independent directors. The responsibilities of the Audit Committee are set forth in the charter of the Audit Committee which was adopted by the Board of Directors of the Company on December 11, 2000. The Audit Committee, among other matters, is responsible for the annual appointment and supervision of the independent public accountants, and reviews the arrangements for and the results of the auditors' examination of the Company's books and records and auditors' compensation. The Audit Committee reviews the Company's accounting policies, internal control procedures and systems and compliance activities. The Audit Committee also reviews the charter of the Audit Committee.

     The Audit Committee has reviewed and discussed the audited consolidated financial statements with management. The committee has also reviewed and discussed with Dixon, Francis, Davis & Company their independence as auditors, as required to be discussed by SAS 61, as it may be modified or supplemented.

     The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented, and, as required, has discussed with Dixon, Francis, Davis & Company its independence.

     Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

                                        Submitted  by  the  Audit  Committee,
                                        David  G.  Marsh,  Chairperson
                                        Mark  S.  Derkin
                                        Donald  P.  Gerke

INDEPENDENT  PUBLIC  ACCOUNTANTS

     AUDIT FEES. The aggregate fees billed for professional services rendered by Dixon, Francis, Davis & Company for the audit of the Company's annual financial statements for the year ended December 31, 2002, and for Dixon, Francis, Davis & Company's reviews of financial statements included in the Company's Forms 10-QSB filed with the Securities and Exchange Commission for the four quarters of 2002 were $44,442.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Dixon, Francis, Davis & Company did not perform services and therefore billed no fees relating to operating and supervising the operation of the Company's information systems or local area network or for designing or implementing the Company's financial information management systems during 2002.

     ALL OTHER FEES. The aggregate fees billed for other services rendered for the Company by Dixon, Francis, Davis & Company in 2002 totaled $36,241, including tax-related services of $8,900, and strategic planning, special investigatory services and other professional services of $27,341.

COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

DIRECTOR  COMPENSATION

     Each director of the Company receives $225.00 per Board of Director meeting attended. Each director of the Company also serves as a member of the Board of Directors of the Bank and receives $225.00 per meeting attended. Each non-employee director of the Bank receives $225.00 for each regular meeting attended and $150.00 for each special meeting attended.

EXECUTIVE  COMPENSATION

     The following table summarizes, for the fiscal years indicated, all annual compensation earned by or granted to the Chief Executive Officer and the most highly compensated executive officers whose salary exceeds $100,000, for all services rendered to the Company in all capacities. For fiscal year 2002, no employee of the Company or the Bank received compensation in excess of $100,000.

SUMMARY  COMPENSATION  TABLE





                                        ANNUAL COMPENSATION
                                        -------------------
                                                                           (1)
NAME AND PRINCIPAL POSITION              YEAR         SALARY ($) BONUS ($) OTHER ($)
                                         ----         ---------  --------  ---------
Marion Layman (2). . . . . . . . .       2002         73,137       0      16,341 (2)
Chairman . . . . . . . . . . . . . . .   2001         47,260       0       8,461 (2)
                                         2000         57,771       0           0
Jeffery A. Robb, Sr. (3) . . . . . . .   2002         32,125       0       5,025 (3)
President and Chief Executive Officer

                                        LONG TERM COMPENSATION
                                        ----------------------
                                                      SECURITIES
NAME AND PRINCIPAL POSITION. . . . . .   RESTRICTED   UNDERLYING    LTIP      ALL OTHER
                                        STOCK AWARDS  OPTIONS/SARS  PAYOUTS   COMPENSATION ($)
                                        ------------  ------------  -------   ----------------
Marion Layman (2). . . . . . . . . . .  N/A            N/A          N/A       N/A
Chairman . . . . . . . . . . . . . . .  N/A            N/A          N/A       N/A
                                        N/A            N/A          N/A       N/A

Jeffery A. Robb, Sr. (3) . . . . . . .  N/A             N/A         N/A       N/A
President and Chief Executive Officer

(1) Other annual compensation consists amounts representing the allocation to each named executive under the 401(k) Deferred Compensation Plan, Director/Committee fees, and other employee benefits.
(2) Mr. Layman served the Company in the capacity of Chairman, President and Chief Executive Officer until July, 2002. Other compensation includes $15,850 directors' fees and $491 other employee benefits.
(3) Mr. Robb was appointed President and Chief Executive Officer in July 2002. Other compensation includes $5,025 directors' fees.


     Thomas  J.  Elder,  former  President  and  Chief  Executive Officer of The
Exchange Bank, a wholly owned subsidiary of the Company, received total compensation in fiscal 2002 of $133,597; which included salary compensation of $120,343; bonus compensation of $3,500 and other compensation of $9,754.

EMPLOYMENT  AGREEMENTS

     In December, 2002, the Company entered into Change of Control Agreements with two executive officers, Mr. Robb, President and CEO and Mr. Funk, Vice
President and CFO. These agreements terminated and superceded both officers' employment agreements which previously had been in effect. The Board of Directors determined that change in control agreements were appropriate in order to ensure the continuity of management and to encourage the attention and dedication of executive officers without distraction should the Company be faced with a change in control situation. At this time, the Company does not contemplate or know of any such situation.

     The two agreements are substantially similar and provide for benefits to the executive officers in the event of a change of control of the Company. A "change of control" is defined as a merger or business combination in which the Company is not the survivor, the transfer of all or substantially all of the assets of the Company or the purchase by a third party of 50% or more of the outstanding securities of the Company.

     In the event of involuntary termination of the executive officer with 120 days before or one year thereafter of a change of control, Mr. Robb would receive a lump sum payment equal to 2.99 times the greater of his annual salary as of the effective date of the change of control or $125,000. Mr. Funk would receive a lump sum payment equal to 2.99 times his annual salary as of the effective date of the change of control.

     The agreements terminate upon the earlier of (i) the date on which the change in control is made or (ii) the date on which the executive officers' employment with the Company comes to an end for any reason other than in conjunction with a change in control.

     Other officers of the Bank also have change in control agreements with the Bank on substantially similar terms.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officer and Directors and persons who own 10% or more of the Company's common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, Directors and 10% or greater shareholders are required by he Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file. The same requirements applied to Officers, Directors, and 10% shareholders of the Bank prior to the holding company reorganization on January 3, 1994, except that such Form 3, 4 and 5 reports were previously filed with the Board of Governors of the Federal Reserve System. The Form 5's for 2002 were not filed in a timely manner as required. All directors and executive officers who own stock of the Company did not file: Cecil R. Adkins, Norma J. Christen, Mark S. Derkin, Donald P. Gerke, Joseph R. Hirzel, Rolland I. Huss, Marion Layman, David G. Marsh, Edmund
J.  Miller  and  Jeffery  A.  Robb,  Sr.


OTHER  BUSINESS

     The Board of Directors is not aware of any business to come before the Annual Meeting of the shareholders other than that described in the above Proxy Statement and Notice of Annual Meeting of Shareholders. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

SHAREHOLDER  PROPOSALS  FOR  PRESENTATION  AT  THE  2004  ANNUAL  MEETING

     The Board of Directors requests that any shareholder proposals intended for presentation at the 2004 Annual Meeting be submitted to Jeffery A. Robb, President and Chief Executive Officer, in writing no later than December 11, 2003 for consideration for inclusion in the Company's proxy materials for such meeting.

AVAILABLITY  OF  FORM  10-KSB

     Upon written request of any shareholder of record of the Company, the Company will furnish without charge a copy of its Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for its year ended December 31, 2002. All requests must be in writing and addressed to: Joseph R. Hirzel, Secretary, Exchange Bancshares, Inc., P.O. Box 177, Luckey, Ohio 43443.

                                       By  order  of  the  Board  of  Directors,


                                       /s/  Jeffery  A.  Robb,  Sr.
                                       ______________________________
                                       Jeffery  A.  Robb,  Sr.
                                       President  and  Chief  Executive  Officer


     11
                   REVOCABLE PROXY - EXCHANGE BANCSHARES, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                 BOARD OF DIRECTORS OF EXCHANGE BANCSHARES, INC.


The undersigned shareholder of EXCHANGE BANCSHARES, INC. hereby constitutes and appoints A. John Moore, Sharon Hoffman and Thomas Funk, or either one of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of EXCHANGE BANCSHARES, INC. to be held at Eastwood High School, 4900 Sugar Ridge Road, Pemberville, Ohio, on May 14, 2003 following the 6:30 dinner for shareholders, local time (the "Annual Meeting"), all of the shares of EXCHANGE BANCSHARES, INC. that the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.     The  election  of three Class II directors for the term expiring in 2006:

                 FOR  all  nominees                 WITHHOLD  authority  to
       [     ]   listed  below            [     ]   vote for  all  nominees
                 (except  as  marked                listed below
                 to the contrary  below):

          Cecil  R.  Adkins,  Norma  J.  Christen,  Mark  S.  Derkin

(INSTRUCTION: To withhold authority to vote for nay individual nominee, insert that nominee's name on the line provided below:
          _________________________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NAMED NOMINEES LISTED IN PROPOSAL 1. PLEASE MAKE AN "X" IN ONE OF THE SPACES PROVIDED UNDER THE PROPOSAL.
THIS PROXY WILL BE VOTED (1) AS DIRECTED ON THE MATTERS LISTED ABOVE: (2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED:
AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders of EXCHANGE BANCSHARES, INC. and of the accompanying Proxy Statement is hereby acknowledged.

                              ______________     __________________________
                              Date               Signature

                              ______________     __________________________
                              Date               Signature

NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.